Exhibit 24



                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints William G. Benton, G. L. Clark, Jr. and Susan L. Christiansen his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-KSB for the period ended December 31, 2000, any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 29, 2001


                                     /S/ PERRY C. CRAVEN
                                     -------------------------------------------
                                     Perry C. Craven

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints William G. Benton, G. L. Clark, Jr. and Susan L. Christiansen his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-KSB for the period ended December 31, 2000, any or all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 27, 2000


                                   /S/ WALTER H. ETTINGER, JR.
                                   --------------------------------------------
                                   Walter H. Ettinger, Jr.